SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 18, 2003

AdvancePCS

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21447	75-2493381
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 West John Carpenter Freeway, Suite 1200, Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 524-4700

ITEM 5. Other Events and Required FD Disclosure

AdvancePCS (the “Company”) has concluded its discussions with the Staff of the Securities and Exchange Commission as further described in the Company’s Form 8-K, filed on July 1, 2003. The Securities and Exchange Commission will permit the inclusion of unaudited condensed consolidating financial information for fiscal year 2001 in Footnote 8 to the Company’s financial statements filed with its Form 10-K for fiscal year 2003. On July 18, 2003, the Company filed a Form 10-K/A amending its Form 10-K for the fiscal year ended March 31, 2003. In this amendment, the Company (i) eliminated references to these discussions in the Risk Factor on page 20 of the original Form 10-K; (ii) eliminated the Explanatory Note regarding the discussions in Management’s Discussion and Analysis on page 29 of the original Form 10-K; and (iii) filed the certifications required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002. No other changes were made to the Form 10-K as originally filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCEPCS

Date: July 18, 2003	By:	/s/ David D. Halbert
Name: David D. Halbert Title: Chairman of the Board, President and Chief Executive Officer

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